March 1, 2014 as amended May 1, 2014

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at www.franklintempleton.com/prospectus. You can also get this information at no cost by calling (800) DIAL BEN/342-5236 or by sending an e-mail request to prospectus@franklintempleton.com. The Fund's prospectus and statement of additional information, both dated March 1, 2014, as may be supplemented, are all incorporated by reference into this Summary Prospectus.

Class A	Class C	Class R	Advisor Class
FMVAX	FMVCX	Pending	Pending

Franklin Value Investors Trust	SUMMARY PROSPECTUS
Franklin MidCap Value Fund

Investment Goal

Long-term total return.

Fees and Expenses of the Fund

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts in Class A if you and your family invest, or agree to invest in the future, at least $50,000 in Franklin Templeton funds. More information about these and other discounts is available from your financial professional and under “Your Account” on page 110 in the Fund's Prospectus and under “Buying and Selling Shares” on page 48 of the Fund’s Statement of Additional Information.

SHAREHOLDER FEES (fees paid directly from your investment)
	Class A	Class C	Class R	Advisor Class
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as percentage of the lower of original purchase price or sale proceeds)	None[1]	1.00%	None	None

1. There is a 1% contingent deferred sales charge that applies to investments of $1 million or more (see "Sales Charges-Class A" under "Choosing a Share Class") and purchases by certain retirement plans without an initial sales charge.

ANNUAL FUND OPERATING EXPENSES	(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class R	Advisor Class
Management fees[1]	0.95%	0.95%	0.95%	0.95%
Distribution and service (12b-1) fees	0.30%	1.00%	0.50%	None
Other expenses[1]	0.40%	0.40%	0.40%	0.40%
Acquired fund fees and expenses[2]	0.01%	0.01%	0.01%	0.01%
Total annual Fund operating expenses	1.66%	2.36%	1.86%	1.36%
Fee waiver and/or expense reimbursement[3]	-0.30%	-0.30%	-0.30%	-0.30%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement[2]	1.36%	2.06%	1.56%	1.06%

1. Management fees and other expenses have been restated to reflect current fiscal year fees and expenses as a result of the bundling of the Fund's investment management agreement with its fund administration agreement effective May 1, 2013. Such combined investment management fees are described further under "Management" in the Fund's prospectus. Total annual fund operating expenses are not affected by such bundling.

2. Total annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses.

3. The investment manager has contractually agreed to waive or assume certain expenses so that expenses (excluding Rule 12b-1 fees, acquired fund fees and expenses and certain non-routine expenses) for each class of the Fund do not exceed 1.05%, until at least February 28, 2015. The investment manager also had contractually agreed in advance to reduce its fees as a result of the Fund's investment in a Franklin Templeton money fund (acquired fund) for at least the next 12-month period. Contractual fee waiver and/or expense reimbursement agreements may not be terminated during the terms set forth above.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects adjustments made to the Fund's operating expenses due to the fee waiver and/or expense reimbursement by management for the 1 Year numbers only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$ 706	$ 1,041	$ 1,399	$ 2,404
Class C	$ 309	$ 708	$ 1,233	$ 2,674
Class R	$ 159	$ 556	$ 978	$ 2,156
Advisor Class	$ 108	$ 401	$ 716	$ 1,610
If you do not sell your shares:
Class C	$ 209	$ 708	$ 1,233	$ 2,674

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 10.00% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets in mid-capitalization companies. Mid-capitalization companies are those with market capitalizations (share price times the number of common stock shares outstanding) that are similar in size to those in the Russell Midcap® Index at the time of purchase.

The Fund generally invests in equity securities that the Fund’s investment manager believes are undervalued at the time of purchase and have the potential for capital appreciation. The Fund invests predominantly in common stocks. A stock price is undervalued, or is a “value,” when it trades at less than the price at which the investment manager believes it would trade if the market reflected all factors relating to the company’s worth. Following this strategy, the Fund invests in companies that the investment manager believes have, for example: stock prices that are low relative to current, or historical or future earnings, book value, cash flow or sales; recent sharp price declines but the potential for good long-term earnings prospects; and valuable intangibles not reflected in the stock price.

The types of companies the Fund may invest in include those that may be considered out of favor, such as companies attempting to recover from bankruptcy, business setbacks or adverse events (turnarounds) or cyclical downturns, or that may be considered potential takeover targets.

The Fund may invest up to 25% of its total assets in foreign securities.

Principal Risks

You could lose money by investing in the Fund. Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government.

Market   The market values of securities owned by the Fund will go up or down, sometimes rapidly or unpredictably. A security’s market value may be reduced by market activity or other results of supply and demand unrelated to the issuer. This is a basic risk associated with all securities. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

Stock prices tend to go up and down more dramatically than those of debt securities. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various stocks held by the Fund.

Value Style Investing   A value stock may not increase in price as anticipated by the investment manager if other investors fail to recognize the company's value and bid up the price, the markets favor faster-growing companies, or the factors that the investment manager believes will increase the price of the security do not occur.

Cyclical stocks in which the Fund may invest tend to lose value more quickly in periods of anticipated economic downturns than non-cyclical stocks. Companies that may be considered out of favor, particularly companies emerging from bankruptcy, may tend to lose value more quickly in periods of anticipated economic downturns, may have difficulty retaining customers and suppliers and, during economic downturns, may have difficulty paying their debt obligations or finding additional financing.

Midsize Companies   Securities issued by midsize companies may be more volatile in price than those of larger companies, involve substantial risks and should be considered speculative. Such risks may include greater sensitivity to economic conditions, less certain growth prospects, lack of depth of management and funds for growth and development and limited or less developed product lines and markets.

Foreign Securities   Investing in foreign securities typically involves more risks than investing in U.S. securities, including risks related to currency exchange rates and policies, country or government specific issues, less favorable trading practices or regulation and greater price volatility. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations.

Management   The Fund is subject to management risk because it is an actively managed investment portfolio. The Fund's investment manager applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund's performance from year to year for Class A shares. The table shows how the Fund's average annual returns for 1 year, 5 years, 10 years or since inception, as applicable, compared with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You can obtain updated performance information at franklintempleton.com or by calling (800) DIAL BEN/342-5236.

Sales charges are not reflected in the bar chart, and if those charges were included, returns would be less than those shown.

CLASS A ANNUAL TOTAL RETURNS

Best Quarter:	Q2'09	20.42%
Worst Quarter:	Q4'08	-24.07%

AVERAGE ANNUAL TOTAL RETURNS (figures reflect sales charges)	For the periods ended December 31, 2013
	1 Year	5 Years	Since Inception 7/1/2005
Franklin MidCap Value Fund - Class A
Return Before Taxes	24.96%	16.38%	5.66%
Return After Taxes on Distributions	24.79%	16.26%	5.45%
Return After Taxes on Distributions and Sale of Fund Shares	14.26%	13.29%	4.52%
Franklin MidCap Value Fund - Class C	30.56%	16.98%	5.69%
Franklin MidCap Value Fund - Class R	32.34%	17.58%	6.22%
Franklin MidCap Value Fund - Advisor Class	33.00%	18.18%	6.76%
Russell Midcap® Value Index (index reflects no deduction for fees, expenses or taxes)	33.46%	21.17%	8.64%

The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A and after-tax returns for other classes will vary.

Investment Manager

Franklin Advisory Services, LLC (Advisory Services)

Portfolio Managers

SAMUEL R. KERNER, CFA   Portfolio Manager of Advisory Services and portfolio manager of the Fund since 2005.

JAKOV STIPANOV   Portfolio Manager of Advisory Services and portfolio manager of the Fund since May 2014.

DONALD G. TAYLOR, CPA   Chief Investment Officer of Advisory Services and portfolio manager of the Fund since inception (2005).

WILLIAM J. LIPPMAN   President of Advisory Services and portfolio manager of the Fund since inception (2005).

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Fund on any business day online through our website at franklintempleton.com, by mail (Franklin Templeton Investor Services, P.O. Box 997151, Sacramento, CA 95899-7151), or by telephone at (800) 632-2301. For Class A, C and R, the minimum initial purchase for most accounts is $1,000 (or $50 under an automatic investment plan). Advisor Class is only available to certain qualified investors and the minimum initial investment will vary depending on the type of qualified investor, as described under "Your Account — Choosing a Share Class — Qualified Investors — Advisor Class" in the Fund's prospectus.

Taxes

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions would generally be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and
Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

Franklin Templeton Distributors, Inc. One Franklin Parkway San Mateo, CA 94403-1906 franklintempleton.com Franklin MidCap Value Fund

Investment Company Act file #811-05878
© 2014 Franklin Templeton Investments. All rights reserved.
422 PSUM 05/14	00070374